Exhibit 10.1

LIMITED WAIVER AND AGREEMENT

THIS LIMITED WAIVER AND AGREEMENT, dated as of February 14, 2005 (this “Agreement”), is made among MQ ASSOCIATES, INC., a Delaware corporation (“Holdings”), MEDQUEST, INC., a Delaware corporation (the “Borrower”), the Lenders (as defined in the Credit Agreement referred to below) identified on the signature pages hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.            Holdings, the Borrower, the Lenders, Chase Lincoln First Commercial Corporation, as Syndication Agent, Wachovia and General Electric Capital Corporation, as Co-Documentation Agents, and Wachovia, as Administrative Agent, are parties to an Amended and Restated Credit Agreement, dated as of September 3, 2003 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein.  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.            Holdings and the Borrower have advised the Administrative Agent and the Lenders that (i) the Borrower may be required to make certain writedowns of accounts receivable that will result in charges against income for 2004 and/or potentially prior periods, certain information regarding which has been furnished to the Administrative Agent and the Lenders (the “Accounting Matter”), (ii) although the amount and timing of such charges has not been ascertained, the Borrower has determined that, as a consequence of the Accounting Matter, one or more Defaults and/or Events of Default may have occurred and may be continuing with respect to (x) the financial covenants contained in Section 7.1 of the Credit Agreement as of and for the period ended December 31, 2004 and/or such prior periods and/or (y) representations and warranties made or deemed made by Holdings and the Borrower concerning the financial statements and other information previously provided by Holdings and the Borrower to the Administrative Agent and Lenders relating to such periods (all such Defaults and/or Events of Default, together with any Defaults and/or Events of Default that may have occurred and be continuing as a result of the failure to give notice of any such Default and/or Event of Default or any representation or warranty made or deemed made by Holdings and the Borrower that no such Default or Event of Default has occurred, collectively, the “Specified Defaults”), and (iii) because the Borrower has not completed its investigation and determination with respect to the Accounting Matter, the Borrower is not able to deliver Projections with respect to the 2005 fiscal year (the “2005 Projections”) to the Administrative Agent and the Lenders by February 14, 2005, and as a result of such failure a Default has occurred under Section 6.2(c) of the Credit Agreement (the “Section 6.2(c) Default”) which, if not cured or waived by the Required Lenders within 30 days following notice from the Administrative Agent or the Required Lenders, will become an Event of Default.

C.            Holdings and the Borrower have requested that the Required Lenders agree (i) to temporarily waive the Specified Defaults in order to allow certain borrowings under the Credit Agreement and (ii) to permanently waive the Section 6.2(c) Default and extend the deadline for delivery of the 2005 Projections.  The Required Lenders have agreed to grant such waivers and make such extension upon the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Waivers.  In reliance upon the representations, warranties and agreements made by Holdings and the Borrower in this Agreement, each of the Lenders and the Administrative Agent hereby:

(a)           temporarily (i) waives the Specified Defaults and (ii) agrees that, for purposes of Section 2(c) hereof and, solely in connection with any borrowing of Revolving Loans or Swingline Loans as permitted under clause (2) below, for purposes of Section 5.2(a) of the Credit Agreement, any effect that the Accounting Matter has had or may have on any financial statements or other information of the Borrower and its Subsidiaries previously delivered to the Administrative Agent and the Lenders or any related representations and warranties made or deemed made by any Loan Party in or pursuant to the Loan Documents shall be disregarded; provided that (1) such waiver and agreement is effective only until, and shall expire automatically upon, the earlier to occur of (x) March 31, 2005 and (y) delivery by the Borrower to the Administrative Agent and the Lenders of audited financial statements for the 2004 fiscal year as required by Section 6.1(a) of the Credit Agreement together with the certificates and other information required by Sections 6.2(a) and 6.2(b) of the Credit Agreement, and (2) as a continuing condition to the effectiveness of such waiver and agreement, the Borrower agrees that the aggregate amount of all borrowings of Revolving Loans and/or Swingline Loans made, together with the aggregate amount of all Letters of Credit issued, during the period from the date hereof until the expiration of the period in clause (1) (excluding any Revolving Loans to the extent the proceeds thereof are used to refund outstanding Swingline Loans) will not exceed $5,000,000; provided, further, that the limited duration of this waiver as contemplated by clause (1) of the foregoing proviso shall not be taken into consideration when determining whether, at any time during which this waiver is effective as contemplated by clause (1) of the foregoing proviso, a Specified Default has occurred under the Credit Agreement;

(b)           permanently waives the Section 6.2(c) Default; and

(c)           agrees that the Borrower shall not be required to deliver the 2005 Projections to the Administrative Agent and the Lenders until the earlier of (i) March 31, 2005 and (ii) delivery by the Borrower to the Administrative Agent and the Lenders of audited financial statements for the 2004 fiscal year as required by Section 6.1(a) of the Credit Agreement.

2.             Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each of Holdings and the Borrower hereby represents and warrants to the Lenders as of the date hereof that:

2

(a)           This Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(b)           After giving effect to this Agreement, no Default or Event or Default has occurred and is continuing.

(c)           After giving effect to this Agreement, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

3.             Conditions of Effectiveness.  This Agreement shall become effective as of the date hereof upon the Administrative Agent’s receipt of an executed counterpart hereof from each of Holdings, the Borrower and the Required Lenders and an acknowledgment and consent hereto from each of the Subsidiary Guarantors in form and substance reasonably satisfactory to the Administrative Agent.

4.             Effect of Agreement.  Each of Holdings and the Borrower understands that the waiver and agreement set forth in Section 1(a) hereof is temporary in effect and that upon the expiration of the period referred to in clause (1) of Section 1(a) hereof, all of the requirements of Section 7.1 of the Credit Agreement that have been temporarily waived as provided herein (and not fulfilled, or further waived or modified, prior to such time) shall, without any further action by or notice to or from the Administrative Agent or any Lender, be and become in full force and effect, and the Administrative Agent and the Lenders shall have all of the rights and remedies provided to them under the Credit Agreement, the other Loan Documents, applicable law or otherwise with respect to any and all such requirements as though no waiver had been granted hereunder.  Except as expressly set forth herein, this Agreement shall not, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower, Holdings or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower, Holdings or any other Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  This Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

5.             Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

3

6.             Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

7.             Successors and Assigns.  This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

8.             Construction.  The headings of the various sections and subsections of this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

9.             Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

MEDQUEST, INC.

By:	/s/ GENE VENESKY
	Name:	Gene Venesky
	Title:	Chief Executive Officer, Secretary and Treasurer

MQ ASSOCIATES, INC.

By:	/s/ GENE VENESKY
	Name:	Gene Venesky
	Title:	Chief Executive Officer, Secretary and Treasurer

(signatures continued on following pages)

Signature Page to Limited Waiver and Agreement

MedQuest, Inc.

ANDERSON DIAGNOSTIC IMAGING, INC.		MOBILE OPEN MRI, INC.

ASHEVILLE OPEN MRI, INC.		MRI & IMAGING OF WISCONSIN, INC.

BIOIMAGING AT CHARLOTTE, INC.		NORTHEAST COLUMBIA DIAGNOSTIC IMAGING, INC.

BIOIMAGING OF COOL SPRINGS, INC.		OCCUPATIONAL SOLUTIONS, INC.

BIOIMAGING AT HARDING, INC.		OPEN MRI OF GEORGIA, INC.

CABARRUS DIAGNOSTIC IMAGING, INC.		OPEN MRI & IMAGING OF GEORGIA, INC.

CAPE FEAR DIAGNOSTIC IMAGING, INC.		OPEN MRI & IMAGING OF RICHMOND, INC.

CAROLINA IMAGING, INC. OF FAYETTEVILLE		PALMETTO IMAGING, INC.

CAROLINAS DIAGNOSTIC IMAGING, INC.		PHOENIX DIAGNOSTIC IMAGING, INC.

CHAPEL HILL DIAGNOSTIC IMAGING, INC.		PIEDMONT IMAGING, INC. (FORSYTH)

CHATTANOOGA DIAGNOSTIC IMAGING, INC.		PIEDMONT IMAGING, INC. (SPARTANBURG)

DOTHAN DIAGNOSTIC IMAGING, INC.		SOUTH CAROLINA DIAGNOSTIC IMAGING, INC.

FLORIDA DIAGNOSTIC IMAGING CENTER, INC.		SUN VIEW HOLDINGS, INC.

GROVE DIAGNOSTIC IMAGING CENTER, INC.		TEXAS IMAGING SERVICES OF EL PASO, INC.

ILLINOIS DIAGNOSTIC IMAGING, INC.		TRIAD IMAGING, INC.

IMAGING SERVICES OF ALABAMA, INC.		TYSON’S CORNER DIAGNOSTIC IMAGING, INC.

KANSAS DIAGNOSTIC IMAGING, INC.		VIENNA DIAGNOSTIC IMAGING, INC.

LEXINGTON OPEN MRI, INC.		VIRGINIA DIAGNOSTIC IMAGING, INC.

MECKLENBURG DIAGNOSTIC IMAGING, INC.		WILLIAM S. WITT, INC.

MEDQUEST ASSOCIATES, INC.		WISCONSIN DIAGNOSTIC IMAGING, INC.

MISSOURI IMAGING, INC.

On behalf of each of the entities listed above:		On behalf of each of the entities listed above:

By:	/s/ JOHN K. LUKE	By:	/s/ JOHN K. LUKE
Name: John K. Luke		Name: John K. Luke
Title: President		Title: President

ATHENS MRI, LLC		MEDICAL SCHEDULING OF MISSOURI, LLC

BIRMINGHAM DIAGNOSTIC IMAGING, LLC		MIDTOWN DIAGNOSTIC IMAGING, LLC

BRIDGETON MRI AND IMAGING CENTER, LLC		MONTGOMERY OPEN MRI, LLC

BRUNSWICK DIAGNOSTIC IMAGING, LLC		OPEN MRI & IMAGING OF CONYERS, LLC

BUCKHEAD DIAGNOSTIC IMAGING, LLC		OPEN MRI & IMAGING OF ALBANY, LLC

CAPE FEAR MOBILE IMAGING, LLC		OPEN MRI & IMAGING OF ATHENS, LLC

CAPE IMAGING, L.L.C.		OPEN MRI & IMAGING OF DOUGLASVILLE, LLC

CAROLINA MEDICAL IMAGING, LLC		OPEN MRI OF ATLANTA, LLC

CLAYTON OPEN MRI, LLC		OPEN MRI OF CENTRAL GEORGIA, LLC

COASTAL IMAGING, LLC		OPEN MRI & IMAGING OF DEKALB, LLC

CUMMING DIAGNOSTIC IMAGING, LLC		OPEN MRI & IMAGING OF NORTH FULTON, LLC

DIAGNOSTIC IMAGING OF ATLANTA, LLC		OPEN MRI & IMAGING OF MACON, LLC

DIAGNOSTIC IMAGING OF GEORGIA, LLC		OPEN MRI & IMAGING OF N.E. GEORGIA, LLC

DIAGNOSTIC IMAGING OF HIRAM, LLC		OPEN MRI AND IMAGING OF SNELLVILLE, LLC

DIAGNOSTIC IMAGING OF MARIETTA, LLC		OPEN MRI OF SIMPSONVILLE, LLC

DULUTH DIAGNOSTIC IMAGING, LLC		OPEN MRI & IMAGING OF RICHMOND, LLC

DULUTH CT CENTER, LLC		RICHMOND WEST END DIAGNOSTIC IMAGING, LLC

DURHAM DIAGNOSTIC IMAGING, LLC		SIMPSONVILLE OPEN MRI, LLC

EAST COOPER DIAGNOSTIC IMAGING, LLC		ST. PETERS MRI & IMAGING CENTER, LLC

FARMFIELD DIAGNOSTIC IMAGING, LLC		TOWN & COUNTRY OPEN MRI, LLC

FORT MILL DIAGNOSTIC IMAGING, LLC		TRICOM DIAGNOSTIC IMAGING, LLC

HAPEVILLE DIAGNOSTIC IMAGING, LLC		WEST ASHLEY DIAGNOSTIC IMAGING, LLC

IMAGING CENTER OF CENTRAL GEORGIA, LLC		WEST PACES DIAGNOSTIC IMAGING, LLC

JACKSONVILLE DIAGNOSTIC IMAGING, LLC		WOODSTOCK DIAGNOSTIC IMAGING, LLC

KIRKWOOD MRI AND IMAGING CENTER, LLC

On behalf of each of the entities listed above:		On behalf of each of the entities listed above:

By:	/s/ JOHN K. LUKE	By:	/s/ JOHN K. LUKE
Name: John K. Luke		Name: John K. Luke
Title: Manager		Title: Manager

OPEN MRI OF MYRTLE BEACH, LLC
OPEN MRI & IMAGING OF FLORENCE, LLC

By: Palmetto Imaging, Inc., as sole member of each of the entities listed above

By:	/s/ JOHN K. LUKE
	Name:	John K. Luke
	Title:	President

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ LEANNE S. PHILLIPS
Name: Leanne S. Phillips
Title: Director

CHASE LINCOLN FIRST COMMERCIAL CORPORATION

By:	/s/ DAWN LEE LUM
Name: Dawn Lee Lum
Title: Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ STEVE J. WARNER
Name: Steve J. Warner
Title: Duly Authorized Signatory

UBS AG, STAMFORD BRANCH

By:	/s/ WILFRED V. SAINT
Name: Wilfred V. Saint
Title: Director

By:	/s/ RICHARD L. TAVROW
Name: Richard L. Tavrow
Title: Director

FRANKLIN FLOATING RATE TRUST

By:	/s/ RICHARD HSU
Name: Richard Hsu
Title: Assistant Vice President

FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ RICHARD HSU
Name: Richard Hsu
Title: Assistant Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ RICHARD HSU
Name: Richard Hsu
Title: Assistant Vice President

FRANKLIN CLO I, LIMITED

By:	/s/ DAVID ARDINI
Name: David Ardini
Title: Vice President

FRANKLIN CLO IV, LIMITED

By:	/s/ DAVID ARDINI
Name: David Ardini
Title: Vice President